UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2011
PETROQUEST ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-32681	72-1440714

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana	70508

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 232-7028
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
PetroQuest Energy, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders on May 12, 2011. The following proposals were submitted to the holders of the Company’s common stock (the “Common Stock”) for a vote:
1.	The election of six nominees to the Board of Directors;

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

3.	An advisory vote on executive compensation; and

4.	An advisory vote on the frequency of holding future advisory votes on executive compensation.
The results of such votes were as follows:
1. The following votes were cast in the election of six nominees to the Board of Directors:

			Number of
	Number of Votes	Number of Votes	Broker
Name of Nominee	Voted For	Withheld	Non-Votes
Charles T. Goodson	40,956,802	1,645,558	11,289,747
William W. Rucks, IV	41,848,030	754,330	11,289,747
E. Wayne Nordberg	17,513,148	25,089,212	11,289,747
Michael L. Finch	41,938,780	663,580	11,289,747
W. J. Gordon, III	40,529,598	2,072,762	11,289,747
Charles F. Mitchell, II, M.D.	40,527,793	2,074,567	11,289,747
2. The following votes were cast in the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

Number of Votes	Number of Votes	Number of Votes	Number of
Voted For	Voted Against	Abstaining	Broker Non-Votes
53,566,576	231,419	94,112	0

3. The following advisory (non-binding) votes were cast to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the 2011 Proxy Statement:

Number of Votes	Number of Votes	Number of Votes	Number of
Voted For	Voted Against	Abstaining	Broker Non-Votes
38,373,004	4,171,257	58,099	11,289,747
4. The following advisory (non-binding) votes were cast on whether future advisory votes on executive compensation should be held every one, two or three years:

Number of Votes
Alternative	Voted For
1 Year	32,676,865
2 Years	154,684
3 Years	9,780,432
Abstain	62,379
In accordance with the voting results listed above, the Company has determined that it will conduct an advisory vote on executive compensation every year until the next vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 18, 2011

PETROQUEST ENERGY, INC.
/s/ Daniel G. Fournerat
Daniel G. Fournerat
Executive Vice President, General Counsel and Secretary